                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          CHICAGO RIVET & MACHINE CO.
........................................................................

                (Name of Registrant as Specified in Its Charter)
........................................................................

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14a.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

      ...................................................................

     2) Aggregate number of securities to which transaction applies:

      ...................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth in the amount on which the filing fee is calculated and state how it was determined):

      ...................................................................

     4) Proposed maximum aggregate value of transaction:

      ...................................................................

     5) Total fee paid:

      ...................................................................

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

      ...................................................................

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 9, 1995

To the Shareholders of
  CHICAGO RIVET & MACHINE CO.

     Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the "Company"), will be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, on Tuesday, May 9, 1995 at 10:00 A.M., Chicago time, for the following purposes:

          1. To elect a Board of six directors, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify; and

          2. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on March 20, 1995 will be entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponements thereof.

     A copy of the Annual Report of the Company for the year ended December 31, 1994, which contains Financial Statements, is enclosed.

     You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person.

     Your cooperation is respectfully solicited and appreciated.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 31, 1995

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held May 9, 1995 for the purposes set forth in the accompanying notice. Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted for the election of the nominees for director named in this proxy statement and in the proxy, and, in the best judgment of the persons named in the proxy as representatives, upon any other matters which may properly come before the Annual Meeting. The Company's Annual Report for the year ended December 31, 1994, including financial statements, and this Proxy Statement and the attached form of proxy are first being mailed to shareholders on or about March 31, 1995.

     Each shareholder of record at the close of business on March 20, 1995, the record date stated in the notice of the meeting, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 586,648 of the Company's common shares, par value $2.00 per share, each entitled to one vote, except that there is cumulative voting in the election of directors. No other shares of the Company of any other class were outstanding.

     Proxies will be solicited by mail and may also be solicited by personal interview, telephone and telegram. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding common shares of the Company of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

                             PRINCIPAL SHAREHOLDERS

     The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company's outstanding common shares.

                                                       NUMBER OF SHARES
                                                      BENEFICIALLY OWNED                     PERCENT
                 NAME AND ADDRESS                   AS OF FEBRUARY 14, 1995                OF CLASS(1)
--------------------------------------------------  -----------------------          -----------------------
John A. Morrissey,
Walter W. Morrissey and
Carol M. Showel
  1301 W. 22nd Street
  Oak Brook, Illinois 60521.......................          131,356(2)                                 22.4%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, Suite 650
  Santa Monica, California 90401..................           37,800(2)                                  6.4%
Quest Advisory Corp.
  1414 Avenue of the Americas
  New York, New York 10019........................           37,000(2)                                  6.3%

---------------
(1) The percent of class figures in this table and throughout this proxy statement are based upon the number of the outstanding shares of the Company as of February 14, 1995 (586,648).

(2) The nature of the beneficial ownership of these shares is discussed in the following paragraphs.

     John A. Morrissey, Walter W. Morrissey and Carol M. Showel may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and each may be deemed therefore to be the beneficial owner of the shares beneficially owned by the others. As of February 14, 1995, John A. Morrissey beneficially owned 90,508 shares (15.4%), of which 33,770 (5.8%) were beneficially owned by him with sole voting and investment power, and 56,738 (9.7%) were beneficially owned by him as co-trustee of certain trusts, with shared voting and investment power. As of February 14, 1995, Walter
W. Morrissey beneficially owned 89,102 shares (15.2%), of which 32,364 (5.5%) were beneficially owned by him with sole voting and investment power, and 56,738 (9.7%) were beneficially owned by him as co-trustee of certain trusts, with shared voting and investment power. As of February 14, 1995, Carol M. Showel beneficially owned 64,537 shares (11.0%), of which 8,484 (1.4%) were beneficially owned by her with sole voting and investment power, and 56,053 (9.6%) were beneficially owned by her as co-trustee of a certain trust, with shared voting and investment power. The group consisting of John A. Morrissey, Walter W. Morrissey and Carol M. Showel may be deemed to be a beneficial owner of a total of 131,356 shares (22.4%).

     All of the 37,800 shares (6.4%) deemed to be beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, as of February 14, 1995 were held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional holds sole investment power as to all 37,800 shares and sole voting power as to 21,800 shares (3.7%). DFA Investment Dimensions Group Inc., certain officers of which are also officers of Dimensional, has sole voting power with respect to 14,200 of the remaining shares (2.4%), and the DFA Investment Trust Company, certain officers of which are also officers of Dimensional, has sole voting power with respect to 1,800 (0.3%) shares. Although, under the reporting requirements of the Securities Exchange Act of 1934, Dimensional is deemed to be the beneficial owner of such shares, Dimensional expressly disclaims such beneficial ownership.

     All of the 37,000 shares (6.3%) listed as beneficially owned as of February 14, 1995 by Quest Advisory Corp. were beneficially owned by Quest Advisory Corp. with sole voting and investment power. Quest Advisory Corp. is a registered investment advisor, and beneficially owns shares in its capacity as such. In addition, as a controlling person of Quest Advisory Corp., Charles M. Royce may be deemed to beneficially own such shares, although Mr. Royce disclaims beneficial ownership of all such shares.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in proxy materials for the Company's 1996 Annual Meeting should be addressed to the Company's Secretary, P.O. Box 3061, 901 Frontenac Road, Naperville, Illinois 60566, and must be received by the Company on or before December 2, 1995.

                             ELECTION OF DIRECTORS

     A Board of six directors is to be elected at the Annual Meeting, to serve until the next Annual Meeting and until their successors shall have been elected and shall qualify. The shares represented by proxies received by the Board of Directors will be voted, in the absence of any contrary direction therein, for the election of the nominees hereinafter listed and described. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual to be selected by the Board of Directors.

     A majority of the outstanding common shares of the Company will constitute a quorum at the Annual Meeting. Election as a director requires a plurality of the votes cast at the Annual Meeting, so the six nominees who receive the largest number of votes cast will be elected as directors. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any proposal submitted to shareholders (except for election of directors). Abstentions, withheld votes and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. For any nominee, withheld votes will have no effect on the election of that nominee.

     In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his shares multiplied by the number of directors to be elected (six). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

     The following table sets forth certain information regarding the Board of Directors' nominees for director, including their ages, principal occupations and beneficial ownership of common shares of the Company, and information regarding the beneficial ownership of such shares by each executive officer of the Company named in this proxy statement and by all directors and executive officers of the Company as a group:




                                                                                                   NUMBER OF
                                                                                                    SHARES
                                                                               SERVED AS         BENEFICIALLY
                                                                              A DIRECTOR          OWNED AS OF           PERCENT OF
     NAME                          AGE      PRINCIPAL OCCUPATION                 SINCE         FEBRUARY 14, 1995          CLASS
   ---------                       ---    ----------------------------      --------------   --------------------      -----------
John A. Morrissey................   59     Chairman of the Board and            1968                  90,508             15.4 %(1)
                                             Chief Executive
                                             Officer of the Company;
                                             President and Director,
                                             Algonquin State Bank

Walter W. Morrissey..............   52     Attorney at Law                      1972                  89,102             15.2 %(2)

Robert K. Brown..................   72     Director of the Company              1982                   2,000              0.3 %(3)

John C. Osterman.................   43     President, Chief Operating           1988                     600              0.1 %(4)
                                             Officer and Treasurer of
                                             the Company

John R. Madden...................   57     Chairman of the Board of             1980                     100              0.02%(5)
                                             Directors of the First
                                             National Bank of LaGrange

Stephen L. Levy..................   73     Senior Advisor and Deputy            1982                     100              0.02%(6)
                                             Representative for the
                                             Chief Executive Office of
                                             Motorola, Inc.
All directors and executive officers
  as a group..........................                                            --                   125,672             21.4 %

---------------
(1) Mr. John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer since 1981. He has been President and a director of Algonquin State

     Bank, Algonquin, Illinois for more than five years, and is also a director of The First National Bank of LaGrange, LaGrange, Illinois. He is a brother of Director Walter W. Morrissey. Of the shares listed above as beneficially owned by Mr. John A. Morrissey, 33,770 (5.8%) are beneficially owned by him with sole voting and investment power, 56,738 (9.7%) are beneficially owned by him as co-trustee of certain trusts, with shared voting and investment power.

(2) Mr. Walter W. Morrissey has been a partner in the law firm of Morrissey & Robinson, formerly known as Morrissey Robinson & Kabat, Oak Brook, Illinois, for more than five years. He is a brother of Director John A. Morrissey. Of the shares listed above as beneficially owned by Mr. Walter W. Morrissey, 32,364 (5.5%) are beneficially owned by him with sole voting and investment power, and 56,738 (9.7%) are beneficially owned by him as co-trustee of certain trusts, with shared voting and investment power. The law firm of Morrissey & Robinson was retained by the Company to perform certain legal services during 1994 and has been retained by the Company during the current year to perform additional legal services.

(3) Mr. Brown, prior to his retirement in August, 1987, was President, Chief Operating Officer and Treasurer of the Company for more than five years. The shares listed in the table are beneficially owned by Mr. Brown in joint tenancy with his wife, with shared voting and investment power.

(4) Mr. Osterman has been President, Chief Operating Officer and Treasurer of the Company since September, 1987. The shares listed in the table are beneficially owned by Mr. Osterman in joint tenancy with his wife, with shared voting and investment power.

(5) Mr. Madden has been Chairman of the Board of Directors of The First National Bank of LaGrange, LaGrange, Illinois for more than five years. In addition, he is Chairman of the Board of Directors of Algonquin State Bank, Algonquin, Illinois, Chairman of the Board of Directors of West Chicago State Bank, West Chicago, Illinois and Chairman of the Board of Directors of Mokena State Bank, Mokena, Illinois. All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

(6) Mr. Levy has been Senior Advisor and Deputy Representative for the Chief Executive Office of Motorola, Inc., Schaumburg, Illinois (a manufacturer of communications and electronic equipment), since December, 1987. All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings during 1994.

     The Board of Directors has appointed an Audit Committee, which presently consists of Directors Walter W. Morrissey, John R. Madden and Stephen L. Levy. The Audit Committee met twice during 1994. The duties of the Audit Committee include recommendation of the independent auditor to be selected by the Board of Directors, review of the arrangements and scope of the independent auditor's examination, review of internal accounting procedures and controls, and review of the independence of the auditor in regard to the Company and its management.

     The Board of Directors has also appointed a Compensation Committee, which presently consists of Directors Walter W. Morrissey, John R. Madden and Stephen
L. Levy. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company and the development of general policies relating to compensation and benefits of employees of the Company. The Compensation Committee met three times during 1994.

     The Board of Directors has also appointed an Executive Committee, which presently consists of Directors John A. Morrissey, Walter W. Morrissey, Robert
K. Brown and John C. Osterman. Under the By-laws of the Company and the resolution of the Board of Directors appointing the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met eleven times during 1994.

     The Company does not have a Nominating Committee.

     Directors of the Company who are also officers receive no compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for services as such officers. Each director who is not an officer of the Company receives a director's fee of $7,500 per year and a $1,250 fee for attendance at each regular meeting of the Board of Directors. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $8,000 per year and a $350 fee for attendance at each regular meeting of the Executive Committee.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below includes individual compensation information regarding compensation paid by the Company with respect to the fiscal years ended December 31, 1994, 1993 and 1992 to all executive officers of the Company whose salary and bonus exceed $100,000.

     The Company does not provide stock options, stock appreciation rights or other long-term incentive plan awards to its executive officers. The executive compensation disclosure set forth below is as required by the rules for executive compensation disclosure for companies that qualify as small business issuers under regulations of the Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION
                                                ---------------------      ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR      SALARY       BONUS     COMPENSATION(1)
-------------------------------------  -----    ---------    --------   ---------------
John A. Morrissey -- Chairman and      1994     $ 131,346    $ 55,000            --
  Chief Executive Officer              1993       121,346      45,000            --
                                       1992       115,000      30,000            --

John C. Osterman -- President, Chief   1994     $ 116,250    $ 37,500       $ 6,914
  Operating Officer and Treasurer      1993       106,250      30,000         4,335
                                       1992       100,000      17,500         3,452

---------------
(1) Includes premium on term life insurance and Company contributions to the Employees' Trust. The Company provides a group term life insurance policy to each executive officer of the Company in the amount of two times annual salary, except that no insurance policy is provided to John A. Morrissey; premiums paid for Mr. Osterman's policy were $1,059, $778 and $693 for 1994, 1993 and 1992, respectively. The vested amounts allocated under the Employee's Trust were $5,855, $3,557 and $2,759, respectively. The value of any perquisites granted to each executive officer identified above was less than ten percent of such officer's cash compensation and is not included in the above amounts.

PROFIT SHARING PLAN

     The Chicago Rivet & Machine Co. Profit Sharing Trust (the "Employees' Trust") is a part of a profit sharing plan established by the Company for the benefit of its officers and employees. Participants include all employees of the Company who have completed one year of service with the Company.

     The Company makes contributions to the Employees' Trust pursuant to a formula based on the Company's annual earnings. The Company may also contribute such other amounts out of current or retained earnings as may be determined by the Board of Directors. The Company's contributions are allocated among eligible participants in proportion to their respective compensation.

     Each participant has a balance in the Employees' Trust consisting of his share of Company contributions, amounts forfeited by other participants and trust fund earnings. Each participant's balance vests over a five-year period, beginning after his third year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

     The Plan also contains a 401(K) feature pursuant to which participants may elect to have a portion (up to 10%) of their compensation contributed to the Employees' Trust in lieu of receiving it in cash. These contributions are always fully vested and nonforfeitable.

     Participants may also make nondeductible voluntary contributions of up to 10% of compensation to their balance in the Employees' Trust, which vest immediately. Company contributions and voluntary contributions received by the Employees' Trust are held and invested by the Trustee, subject to direction as to asset allocation by the administrative committee for the Employees' Trust. 401(K) contributions made to the Employees' Trust are invested in accordance with participants' investment directions among certain investment funds established by the administrative committee and sponsored by the Trustee.

     Distribution of a participant's vested balance is made on termination of employment, or later, if the participant so requests, subject to certain limitations. Generally, distribution is made in a lump sum or in installments extending over no more than 10 years. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant's 401(K) contributions or $50,000. Voluntary contributions may be withdrawn as of the last day of any calendar quarter.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of Price Waterhouse LLP served as the Company's independent certified public accountants for 1994. The Board of Directors has again designated that firm as the Company's independent certified public accountants for 1995. A representative of that firm is expected to be present at the Company's 1995 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

                                 OTHER MATTERS

     It is not presently expected that any matters other than the election of directors will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their best judgment on such matters.

                                       By order of the Board of Directors

                                       KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 31, 1995

              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     THE ANNUAL REPORT OF THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 IS AVAILABLE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON SHARES OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, CHICAGO RIVET & MACHINE CO., P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566.

                         CHICAGO RIVET & MACHINE CO.
        P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566
                     -----------------------------------
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey and Robert K. Brown, and each of them, as the proxies
R and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned
O would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on
X May 9, 1995, and at any adjournments or postponements thereof, as designated below.
Y


1.  Election of the following six directors: John A. Morrissey, Walter W. Morrissey,                COMMENTS: (change of address)
    Robert K. Brown, John C. Osterman, John R. Madden and Stephen L. Levy.                         ________________________________
                                                                                                   ________________________________
    Except with respect to any nominee for whom authority to vote is withheld, a                   ________________________________
    vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes                   ________________________________
    selectively among the nominees, and (ii) to vote for a substituted nominee if                  (If you have written in the above
    any of the nominees listed becomes unable or unwilling to serve.                               space, please mark the
                                                                                                   corresponding box on the reverse
2.  In their discretion, upon such other matters as may properly come before the meeting.          side of this card.)


   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE.                    SEE REVERSE
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.                                                   SIDE
--------------------------------------------------------------------------------------------------------------------------------

/X/ PLEASE MARK YOUR                                                                                           | 6040
    VOTE AS IN THIS                                                                                            |______
    EXAMPLE.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL NOMINEES.
                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

                               FOR ALL NOMINEES        WITHHELD AS TO
                           (EXCEPT AS MARKED BELOW)     ALL NOMINEES
1.  Election of Directors          / /                      / /           2.  In their discretion, the Proxies are authorized
    (See Reverse)                                                             to vote upon such other business as may properly
                                                                              come before the meeting.
To withhold authority to vote for any individual nominee,
write that nominee's name on the line below.                                                       Change of Address/
                                                                                                       Comments on
       _______________________________________                                                         Reverse Side     / /

                                                                                       The signer hereby revokes all proxies
                                                                                       heretofore given by the signer to vote
                                                                                       at said meeting or any adjournments or
                                                                                       postponements thereof.

                                                                                       NOTE: Please sign exactly as name appears
                                                                                       hereon and be sure to date the proxy.  If
                                                                                       shares are held in the name of more than one
                                                                                       person, all holders must sign.  Executors,
                                                                                       administrators, trustees, guardians and
                                                                                       corporate officers must give full title as
                                                                                       such.

                                                                                       PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                                                                       ENCLOSED RETURN ENVELOPE AS PROMPTLY AS
                                                                                       POSSIBLE.

                                                                                       ____________________________________________
                                                                                          SIGNATURE
                                                                                                                              1995
                                                                                       ____________________________________________
                                                                                          SIGNATURE IF HELD JOINTLY     DATE



                                   REMINDER
                         CHICAGO RIVET & MACHINE CO.
        P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566
             ____________________________________________________

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


P The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey and Robert K. Brown, and each of them, as the proxies
R and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned
O would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on
X May 9, 1995, and at any adjournments or postponements thereof, as designated below.
Y



1. Election of the following six directors: John A. Morrissey,                       COMMENTS: (change of address)
   Walter W. Morrissey, Robert K. Brown, John C. Osterman,                           _____________________________________________
   John R. Madden and Stephen L. Levy.                                               _____________________________________________
                                                                                     _____________________________________________
   Except with respect to any nominee for whom authority to vote is                  _____________________________________________
   withheld, a vote FOR ALL NOMINEES includes discretionary                          (If you have written in the above space,
   authority (i) to cumulate votes selectively among the nominees,                   please mark the corresponding box on the
   and (ii) to vote for a substituted nominee if any of the nominees                 reverse side of this card.)
   listed becomes unable or unwilling to serve.

2. In their discretion, upon such other matters as may properly come before the meeting.


   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE.
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.                                              SEE REVERSE
                                                                                                                       SIDE
-----------------------------------------------------------------------------------------------------------------------------------

[X] Please mark your                                                                                                       | 6040
    votes as in this                                                                                                       |______
    example.
This proxy when properly executed will be voted as directed below. If no direction is made, this proxy will be voted
FOR ALL NOMINEES.

                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

                               FOR ALL NOMINEES             WITHHELD AS TO
                           (EXCEPT AS MARKED BELOW)          ALL NOMINEES
1. Election of Directors            / /                           / /         2. In their discretion, the Proxies are authorized to
    (See Reverse)                                                                vote upon such other business as may properly
                                                                                 come before the meeting.

To withhold authority to vote for any individual nominee,
write that nominee's name on the line below.                                                            Change of Address/
                                                                                                           Comments on        / /
      __________________________________________                                                           Reverse Side

                                                                                       The signer hereby revokes all proxies
                                                                                       heretofore given by the signer to vote
                                                                                       at said meeting or any adjournments or
                                                                                       postponements thereof.

                                                                                       NOTE: Please sign exactly as name appears
                                                                                       hereon and be sure to date the proxy. If
                                                                                       shares are held in the name of more than one
                                                                                       person, all holders must sign. Executors,
                                                                                       administrators, trustees, guardians and
                                                                                       corporate officers must give full title as
                                                                                       such.

                                                                                       PLEASE SIGN, DATE AND MAIL THIS PROXY IN
                                                                                       THE ENCLOSED RETURN ENVELOPE AS PROMPTLY AS
                                                                                       POSSIBLE.

                                                                                       ___________________________________________
                                                                                          SIGNATURE

                                                                                                                             1995
                                                                                       ____________________________________________
                                                                                          SIGNATURE IF HELD JOINTLY     DATE

